Exhibit 99.2
Supplemental Information
June 30, 2011
(Unaudited)

Disclaimer
Certain information contained in this supplement includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not statements of historical facts. These statements may be identified, without limitation by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this supplement include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends and distributions, projected expenses and capital expenditures, competitive position, growth opportunities, potential acquisitions and plans and objectives of management for future operations.
These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun Healthcare Group, Inc. (“New Sun”) until we are able to further diversify our portfolio; our ability to qualify and maintain our status as a real estate investment trust (“REIT”); changes in general economic conditions and volatility in financial and credit markets; our ability to pursue and complete acquisitions and the costs and management attention required to do so; the significant amount of our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the impact of healthcare reform legislation on our business; the impact of reductions in CMS reimbursement on the business of our tenants; competitive conditions in our industry; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.
Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.
Note Regarding Non-GAAP Financial Measures
This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), adjusted FFO (“AFFO”), normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Explanations of these non-GAAP financial measures are included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this supplement.

Tenant Information

This supplement includes information regarding New Sun. New Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. New Sun's filings with the SEC can be found at www.sec.gov. This supplement also includes information regarding the tenants of each of (i) Texas Regional Medical Center at Sunnyvale, (ii) Oak Brook Health Care Center, and (iii) the four skilled nursing facilities—Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare (collectively, the “SNF Portfolio”)—we have acquired. The information related to these tenants that is provided in this supplement has been provided by the tenants or, in the case of New Sun, derived from New Sun's public filings or provided by New Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

Company Information
Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Pillsbury Winthrop Shaw Pittman LLP
Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer
Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219
www.sabrahealth.com
The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.
On Sabra's website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.
For more information, contact Harold Andrews, Jr., Executive Vice President, Chief Financial Officer and Secretary at
(949) 679-0243.

1

SABRA HEALTH CARE REIT, INC.
COMPANY FACT SHEET
Company Profile
Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra,” the “Company” or “we”), is a self-administered, self-managed real estate investment trust (“REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra operates through an umbrella partnership (commonly referred to as an UPREIT) structure in which substantially all of its properties and assets are held by Sabra Health Care Limited Partnership, of which Sabra is the sole general partner, or by subsidiaries of Sabra Health Care Limited Partnership. Sabra primarily generates revenues by leasing properties to tenants and operators throughout the United States. As of June 30, 2011, Sabra’s portfolio included 88 real estate properties (consisting of (i) 68 skilled nursing facilities, (ii) ten combined skilled nursing, assisted living and independent living facilities, (iii) five assisted living facilities, (iv) two mental health facilities, (v) one independent living facility, (vi) one continuing care retirement community, and (vii) one acute care hospital), and one mortgage note secured by a combined assisted living, independent living and memory care facility in Ann Arbor, Michigan. As of June 30, 2011, Sabra’s 88 properties had a total of 9,793 licensed beds, or units, spread across 20 states.
Sabra began operations on November 15, 2010, following the completion of a restructuring of Sun Healthcare Group, Inc.’s (“Old Sun”) business whereby Old Sun separated its real estate assets and its operating assets into two separate publicly traded companies – Sabra and SHG Services, Inc. (which has been renamed Sun Healthcare Group, Inc., and which we refer to in this supplement as New Sun). This separation was accounted for as a reverse spin-off whereby the assets and liabilities of Sabra are recorded based on the historical carrying values of Old Sun. Subsidiaries of Sabra lease 86 of our properties to subsidiaries of New Sun pursuant to triple-net master lease agreements. Sabra is organized as a REIT and intends to elect to be treated as a REIT for U.S. federal income tax purposes commencing with its taxable year beginning January 1, 2011. Shares of Sabra common stock are traded on the NASDAQ Global Select Market under the symbol “SBRA.”
Objectives and Strategies
Strategy & Business Model
Sabra’s business strategies focus on opportunistic acquisitions and property diversification. Sabra does not currently have a fixed schedule of the number of acquisitions it will make over a particular time period, but instead Sabra will pursue those acquisitions that meet its investing and financing strategy and that are attractively priced. Sabra also intends to further develop its relationships with tenants and healthcare providers with a goal to progressively expand the mixture of tenants managing and operating its properties.
Growth Opportunities
Sabra expects to continue to grow its portfolio through the acquisition of healthcare facilities, including skilled nursing, senior housing facilities (which may include assisted living, independent living and continuing care retirement community facilities) and hospitals. As Sabra acquires additional properties and expands its portfolio, it expects to further diversify by geography, asset class and tenant within the healthcare sector. Over time, Sabra expects to pursue the acquisition of other healthcare property types, such as medical office buildings and life sciences facilities (commercial facilities that are primarily focused on life sciences research, development or commercialization, including properties that house biomedical and medical device companies). Sabra employs a disciplined, opportunistic approach in its healthcare real estate investment strategy by investing in assets that provide the best opportunity to create long-term stockholder value, dividend growth and appreciation of asset values, while maintaining balance sheet strength and liquidity.

Market Facts (as of June 30, 2011)		Portfolio Information (as of June 30, 2011)
Stock Information		Investments
Closing Price:	$16.71	Equity Investments
52-week range:	$15.85 - $19.31	SNF	68
Market Capitalization:	$420.1 million	Multi-License	10
Enterprise Value:	$801.5 million	ALF/ILF	6
Outstanding Shares:	25.1 million	Mental Health	2
Ticker symbol:	SBRA	CCRC	1
Stock Exchange:	NASDAQ	Acute Care Hospital	1

Credit Ratings			88
Moody's:	B2 (stable)	Debt Investments	1
S&P:	B (stable)	Total Investments	89

		Bed/Unit Count
		SNF	8,608
		ALF	912
		ILF	121
		Mental Health	82
		Acute Care Hospital	70

		Total Beds/Units	9,793

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Revenues	$18,805	$36,407
EBITDA	$15,882	$30,815
Net income	$2,087	$3,335
FFO	$8,377	$15,712
AFFO	$10,308	$19,368
Normalized AFFO	$10,308	$19,678

Per share data:
Diluted EPS	$0.08	$0.13
Diluted FFO	$0.33	$0.62
Diluted AFFO	$0.40	$0.76
Diluted Normalized AFFO	$0.40	$0.77

Weighted-average number of common shares outstanding, diluted:
EPS & FFO	25,226,179	25,210,575
AFFO & Normalized AFFO	25,480,729	25,474,693

Net cash flow from operations	$5,470	$17,928

	June 30, 2011	December 31, 2010
Real Estate Portfolio
Total Equity Investments (#)	88	86
Total Equity Investments ($)	$643,418	$570,768
Total Licensed Beds/Units	9,793	9,603
Weighted Average Remaining Lease Term (in months)	144	136
Total Debt Investments (#)	1	—
Total Debt Investment ($)	$5,348	$—

	Three Months Ended June 30, 2011	Twelve Months Ended June 30, 2011
Facility EBITDARM Coverage	2.13X	2.08X
Facility EBITDAR Coverage	1.63X	1.60X

	June 30, 2011	December 31, 2010
Debt
Principal
Fixed Rate Debt	$324,686	$325,610
Variable Rate Debt	59,740	60,315
	384,426	385,925
Mortgage Premium	509	515
Total Debt	$384,935	$386,440

Rate
Fixed Rate Debt	7.57%	7.56%
Variable Rate Debt	5.50%	5.50%
Total Debt	7.25%	7.24%

% of Total
Fixed Rate Debt	84.5%	84.4%
Variable Rate Debt	15.5%	15.6%
Total Debt	100.0%	100.0%

Availability Under Credit Facility:	$87,600	$87,600

Available Liquidity (Unrestricted Cash and Availability Under Credit Facility)	$91,054	$161,833

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
2011 OUTLOOK

	Low	High
Net income	$0.31	$0.35
Add:
Depreciation and amortization of real estate assets	0.86	0.86

Funds from Operations (FFO)	$1.17	$1.21

Acquisition pursuit costs	0.09	0.09
Stock-based compensation expense	0.17	0.17
Straight-line rental income adjustments	(0.05)	(0.05)
Amortization of deferred financing costs	0.06	0.06

Adjusted Funds from Operations (AFFO)	$1.44	$1.48

Start-up costs	0.01	0.01

Normalized AFFO	$1.45	$1.49

Except as otherwise noted above, the foregoing projections reflect management's view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this supplement, as of the date of this supplement. These estimates do not reflect the potential impact of future acquisitions or the impact on the Company's stock based compensation for changes in the price of the Company's common stock. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments. These estimates are presented on a per share basis and give effect to the issuance on August 1, 2011 of 11,730,000 shares of common stock from our equity offering.

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Revenues:
Rental income	$18,628	$36,190
Interest income	177	217

Total revenues	18,805	36,407

Expenses:
Depreciation and amortization	6,290	12,377
Interest	7,505	15,103
General and administrative	2,923	5,592

Total expenses	16,718	33,072

Net income	$2,087	$3,335

Net income per common share, basic	$0.08	$0.13

Net income per common share, diluted	$0.08	$0.13

Weighted-average number of common shares outstanding, basic	25,154,284	25,140,781

Weighted-average number of common shares outstanding, diluted	25,226,179	25,210,575

Dividends per common share	$0.32	$0.32

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2011	December 31, 2010
Assets
Real estate investments, net of accumulated depreciation of $101,067 and $88,701 as of June 30, 2011 and December 31, 2010, respectively	$542,590	$482,297
Cash and cash equivalents	3,454	74,233
Restricted cash	5,524	4,716
Deferred tax assets	26,300	26,300
Prepaid expenses, deferred financing costs and other assets	17,934	12,013
Total assets	$595,802	$599,559
Liabilities and stockholders’ equity
Mortgage notes payable	$159,935	$161,440
Senior unsecured notes payable	225,000	225,000
Accounts payable and accrued liabilities	8,725	9,286
Tax liability	26,300	26,300
Total liabilities	419,960	422,026
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2011 and December 31, 2010	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 25,138,248 and 25,061,072 shares issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	251	251
Additional paid-in capital	180,300	177,275
Cumulative distributions in excess of net income	(4,709)	7
Total stockholders’ equity	175,842	177,533
Total liabilities and stockholders’ equity	$595,802	$599,559

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

Six Months Ended June 30, 2011
Cash flows from operating activities:
Net income	$3,335
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,377
Amortization of deferred financing costs	995
Stock-based compensation expense	2,478
Amortization of premium on notes payable	(8)
Straight-line rental income adjustments	(128)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	219
Accounts payable and accrued liabilities	485
Restricted cash	(1,825)

Net cash provided by operating activities	17,928

Cash flows from investing activities:
Acquisition of note receivable	(5,348)
Acquisitions of real estate	(74,000)
Additions to real estate	(86)

Net cash used in investing activities	(79,434)

Cash flows from financing activities:
Principal payments on mortgage notes payable	(1,499)
Payments of deferred financing costs	(270)
Issuance of common stock	547
Dividends paid	(8,051)

Net cash used in financing activities	(9,273)

Net decrease in cash and cash equivalents	(70,779)
Cash and cash equivalents, beginning of period	74,233

Cash and cash equivalents, end of period	$3,454

Supplemental disclosure of cash flow information:
Interest paid	$14,476

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),
ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO
(in thousands, except share and per share data)

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Net income	$2,087	$3,335
Interest expense	7,505	15,103
Depreciation and amortization	6,290	12,377

EBITDA	$15,882	$30,815

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Net income	$2,087	$3,335
Add:
Depreciation of real estate assets	6,290	12,377

Funds from Operations (FFO)	$8,377	$15,712

Acquisition pursuit costs	224	311
Stock-based compensation expense	1,335	2,478
Straight-line rental income adjustments	(128)	(128)
Amortization of deferred financing costs	500	995

Adjusted Funds from Operations (AFFO)	$10,308	$19,368
Start-up costs	—	310

Normalized AFFO	$10,308	$19,678

Net income per diluted common share	$0.08	$0.13

FFO per diluted common share	$0.33	$0.62

AFFO per diluted common share	$0.40	$0.76

Normalized AFFO per diluted common share	$0.40	$0.77

Weighted average number of common shares outstanding, diluted
Net income and FFO	25,226,179	25,210,575
AFFO and Normalized AFFO	25,480,729	25,474,693

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
CAPITALIZATION
(in thousands, except share and per share amounts)

Debt	June 30, 2011	December 31, 2010
Secured mortgage debt	$159,935	$161,440
Senior unsecured notes	225,000	225,000
Revolving line of credit	—	—

Total debt	$384,935	$386,440

Book capitalization(1)	June 30, 2011	December 31, 2010
Total debt	$384,935	$386,440
Total equity	175,842	177,533

Book capitalization(2)	560,777	563,973

Accumulated depreciation and amoritization	101,067	88,701

Undepreciated book capitalization(2)	$661,844	$652,674

Enterprise Value
As of June 30, 2011	Shares Outstanding	Price	Value
Common stock	25,138,248	$16.71	420,060
Total debt			384,935
Cash and cash equivalents			(3,454)

Total enterprise value			801,541

As of December 31, 2010	Shares Outstanding	Price	Value
Common stock	25,061,062	$18.40	461,124
Total debt			386,440
Cash and cash equivalents			(74,233)

Total enterprise value			773,331

Common Stock and Equivalents
	Weigthed Avg. Common Shares
	Three Months Ended June 30, 2011		Six Months Ended June 30, 2011
	EPS & FFO	AFFO & Normalized AFFO	EPS & FFO	AFFO & Normalized AFFO
Common stock	25,107,891	25,107,891	25,075,656	25,075,656
Common equivalents	46,393	46,393	65,125	65,125

Basic common and common equivalents	25,154,284	25,154,284	25,140,781	25,140,781
Dilutive securities:
Restricted stock and units	53,727	308,277	44,159	308,277
Options	18,168	18,168	25,635	25,635

Diluted common and common equivalents	25,226,179	25,480,729	25,210,575	25,474,693

 (1)    Book capitalization is based on the historical carrying value of Sabra’s real estate investments as previously reported by Old Sun (as discussed in the Company Profile section of this Supplemental Information.) Therefore, total equity does not reflect any fair market value adjustment for Sabra’s real estate investments as of November 15, 2010 (the Separation Date) and accumulated depreciation and amortization are for the period from the date of acquisition of the assets by Old Sun to June 30, 2011.
(2)    Using the Company's total debt and cash balances as of June 30, 2011 and based on the issuance of 11.7 million shares of common stock by the Company on August 1, 2011, the Company's book capitalization and undepreciated book capitalization as of June 30, 2011 would be $724.7 million and $825.8 million, respectively.

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
INDEBTEDNESS
June 30, 2011
(dollars in thousands)

	Principal	Weighted Average Rate	% of Total
Fixed rate debt
Secured mortgage debt (1)	$100,195	6.30%	26.0%
Unsecured senior notes	225,000	8.13%	58.5%

Total fixed rate debt	325,195	7.57%	84.5%

Variable rate debt
Secured mortgage debt (2)	59,740	5.50%	15.5%
Revolving line of credit	—	5.75%	—%

Total variable rate debt	59,740	5.50%	15.5%

Total debt	$384,935	7.25%	100.0%

	Principal	Rate	% of Total
Secured debt
Secured mortgage debt	$159,935	6.00%	41.5%
Revolving line of credit	—	5.75%	—%

Total secured debt	159,935	6.00%	41.5%

Unsecured debt
Unsecured senior notes	225,000	8.13%	58.5%

Total unsecured debt	225,000	8.13%	58.5%

Total debt	$384,935	7.25%	100.0%

	Maturities
	Secured Mortgage Debt		Unsecured Senior Notes		Revolving Line of Credit		Total
	Principal	Rate	Principal	Rate	Principal	Rate	Principal	Rate
July 1 through December 31, 2011	$1,544	6.04%	$—	—	$—	—	$1,544	6.04%
2012	3,236	6.04%	—	—	—	—	3,236	6.04%
2013	3,460	6.02%	—	—	—	—	3,460	6.02%
2014	3,682	6.02%	—	—	—	—	3,682	6.02%
2015	85,935	6.01%	—	—	—	—	85,935	6.01%
2016	1,689	5.99%	—	—	—	—	1,689	5.99%
2017	1,809	5.97%	—	—	—	—	1,809	5.97%
2018	1,937	5.94%	225,000	8.13%	—	—	226,937	8.11%
2019	2,075	5.90%	—	—	—	—	2,075	5.90%
2020	2,222	5.86%	—	—	—	—	2,222	5.86%
Thereafter	51,837	5.45%	—	—	—	—	51,837	5.45%
	159,426		225,000		—		384,426
Mortgage Premium	509		—		—		509
Total Debt	$159,935		$225,000		$—		$384,935
Weighted Average Maturity in Years	12.1		7.4		2.3		9.4
Weighted Average Interest Rate	6.00%		8.13%		5.75%		7.25%

(1)
Fixed rate secured mortgage debt includes $31.8 million which converts to a variable interest rate based on 90-day LIBOR plus 4.5% (1.00% floor) effective January 2014. This debt matures in August 2015. Fixed rate secured mortgage debt includes $0.5 million of mortgage premium.

(2)	Variable rate secured mortgage debt interest is based on 90-day LIBOR plus 4.5% (1.00% floor).

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
DEBT COVENANTS
(dollars in millions)

			June 30, 2011	December 31, 2010
	Minimum	Maximum	Actual	Actual
Credit Facility:
Consolidated Leverage Ratio		6.25x	5.25x	5.95x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.35x	2.10x
Consolidated Tangible Net Worth	$162.0		$266.6	$255.2

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	47%	48%
Secured Debt/ Asset Value		40%	20%	20%
Unencumbered Assets/ Unsecured Debt	150%		167%	162%
Minimum Interest Coverage	2.00x		2.97x	2.24x
Note: All covenants are based on terms defined in the related credit agreement and unsecured senior notes indenture. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from New Sun, which is calculated by dividing the total initial annual rental revenue from this portfolio by an assumed 9.75% capitalization rate. This results in an assumed total portfolio value for the initial real estate portfolio of $720 million.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY
June 30, 2011
(dollars in thousands)

				Rental Income			Occupancy Percentage
Facility Type	Number of Properties	Investment	Average Facility Age (Years)	Three Months June 30, 2011	Six Months Ended June 30, 2011	Number of Licensed Beds/Units	Three Months June 30, 2011	Six Months Ended June 30, 2011
Skilled Nursing	68	$459,994	17.7	$13,789	$27,575	7,621	87.1%	87.5%
Multi-License Designation	10	81,245	25.0	2,728	5,456	1,389	88.7%	89.4%
Assisted Living	5	24,094	17.7	487	974	367	87.7%	88.4%
Mental Health	2	998	36.3	103	206	82	88.8%	87.7%
Independent Living	1	8,022	25.0	72	144	49	97.3%	98.0%
CCRC	1	7,435	1.0	386	772	215	82.5%	83.1%
Acute Care Hospital	1	61,630	2.0	1,063	1,063	70	75.6%	76.3%

Total	88	$643,418	18.9	$18,628	$36,190	9,793	87.2%	87.7%

	Three Months Ended June 30, 2011		Twelve Months Ended June 30, 2011
Facility Type	Facility EBITDARM Coverage	Facility EBITDAR Coverage	Facility EBITDARM Coverage	Facility EBITDAR Coverage
Skilled Nursing	2.09X	1.55X	1.97X	1.44X
Multi-License Designation	2.12X	1.65X	2.07X	1.60X
Assisted Living	1.87X	1.51X	1.95X	1.59X
Mental Health	4.02X	2.95X	3.57X	2.57X
Independent Living	1.60X	1.36X	1.65X	1.41X
CCRC	2.03X	1.73X	1.79X	1.50X
Acute Care Hospital	2.48X	2.41X	3.15X	3.04X

Total	2.13X	1.63X	2.08X	1.60X

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
INVESTMENT ACTIVITY
Inception to June 30, 2011
(dollars in thousands)

Real Estate Investments	Acquisition Date	Beds	Amount	Initial Cash Yield
Texas Regional Medical Center at Sunnyvale	05/03/11	70	$62,700	9.25%
Oak Brook Health Care Center	06/30/11	120	11,300	9.50%

Total real estate investments		190	$74,000

Debt Investments
Hillside Terrace Mortgage Note	03/25/11		5,348	12.17%

Total Investments			$79,348

Annualized Revenue Concentration by Tenant

Before 2011 Acquisitions	As of June 30, 2011

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - PROPERTY TYPE
June 30, 2011

State	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Acute Care Hospital	Total	% of Total
Kentucky	11	2	2	—	—	—	—	15	17.0%
New Hampshire	8	5	2	—	—	—	—	15	17.0
Connecticut	8	1	—	1	—	—	—	10	11.4
Ohio	8	—	—	—	—	—	—	8	9.2
Florida	5	—	—	—	—	—	—	5	5.7
Oklahoma	3	1	—	—	1	—	—	5	5.7
Montana	4	—	—	—	—	—	—	4	4.5
California	3	—	—	—	—	—	—	3	3.4
Idaho	1	1	—	—	1	—	—	3	3.4
Massachusetts	3	—	—	—	—	—	—	3	3.4
New Mexico	2	—	—	—	—	1	—	3	3.4
Colorado	2	—	—	—	—	—	—	2	2.3
Georgia	2	—	—	—	—	—	—	2	2.3
Rhode Island	2	—	—	—	—	—	—	2	2.3
West Virginia	2	—	—	—	—	—	—	2	2.3
Texas	1	—	—	—	—	—	1	2	2.3
Indiana	1	—	—	—	—	—	—	1	1.1
North Carolina	1	—	—	—	—	—	—	1	1.1
Tennessee	1	—	—	—	—	—	—	1	1.1
Washington	—	—	1	—	—	—	—	1	1.1

Total	68	10	5	1	2	1	1	88	100.0%

14

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - DISTRIBUTION OF LICENSED BEDS/UNITS
June 30, 2011

Tenant Revenue Concentration (Six Months Ended June 30, 2011)
New Sun	97.1%
Texas Regional Medical Center	2.9%
Oak Brook Health Care Center	—%
Total	100.0%

	Total Number of Properties	Bed Type
State		Skilled Nursing	Assisted Living	Independent Living	Mental Health	Acute Care Hospital	Total	% of Total
New Hampshire	10	1,131	474	—	—	—	1,605	16.4%
Connecticut	15	1,327	23	49	—	—	1,399	14.3
Kentucky	15	976	172	—	—	—	1,148	11.7
Ohio	8	954	—	—	—	—	954	9.7
Florida	5	660	—	—	—	—	660	6.7
Oklahoma	5	441	71	12	60	—	584	6.0
Montana	4	538	—	—	—	—	538	5.5
New Mexico	3	190	120	60	—	—	370	3.8
Colorado	2	362	—	—	—	—	362	3.7
Georgia	2	310	—	—	—	—	310	3.2
California	3	301	—	—	—	—	301	3.1
Massachusetts	3	301	—	—	—	—	301	3.1
Idaho	3	229	16	—	22	—	267	2.7
Rhode Island	2	261	—	—	—	—	261	2.6
West Virginia	2	185	—	—	—	—	185	1.9
Texas	2	120	—	—	—	70	190	1.9
Tennessee	1	134	—	—	—	—	134	1.4
North Carolina	1	100	—	—	—	—	100	1.0
Indiana	1	88	—	—	—	—	88	0.9
Washington	1	—	36	—	—	—	36	0.4

	88	8,608	912	121	82	70	9,793	100.0%

% of Total beds/units		87.9%	9.3%	1.2%	0.9%	0.7%	100.0%

See reporting definitions.	15

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - MULTI-LICENSE AND CCRC SUMMARY
June 30, 2011

		Number of Licensed Beds/Units
	Total Number of Properties	Multi-License Designation				CCRC
State		Skilled Nursing	Assisted Living	Independent Living	Total	Skilled Nursing	Assisted Living	Independent Living	Total
New Hampshire	5	434	271	—	705	—	—	—	—
Kentucky	2	95	44	—	139	—	—	—	—
Connecticut	1	274	23	—	297	—	—	—	—
Oklahoma	1	—	71	12	83	—	—	—	—
New Mexico	1	—	—	—	—	35	120	60	215
Idaho	1	149	16	—	165	—	—	—	—

Total	11	952	425	12	1,389	35	120	60	215

% of Total Beds/Units		68.5%	30.6%	0.9%	100.0%	16.3%	55.8%	27.9%	100.0%

See reporting definitions.	16

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - INVESTMENT
June 30, 2011
(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Acute Care Hospital	Total	% of Total
Connecticut	10	$100,942	$21,878	$—	$8,022	$—	$—	$—	$130,842	20.3%
New Hampshire	15	41,788	34,366	13,408	—	—	—	—	89,562	13.9
Texas	2	11,020	—	—	—	—	—	61,630	72,650	11.3
Kentucky	15	50,485	10,089	10,504	—	—	—	—	71,078	11.1
Ohio	8	44,017	—	—	—	—	—	—	44,017	6.8
Montana	4	42,948	—	—	—	—	—	—	42,948	6.7
Florida	5	32,073	—	—	—	—	—	—	32,073	5.0
Oklahoma	5	23,737	5,730	—	—	709	—	—	30,176	4.7
Colorado	2	29,052	—	—	—	—	—	—	29,052	4.5
Rhode Island	2	20,122	—	—	—	—	—	—	20,122	3.1
New Mexico	3	7,236	—	—	—	—	7,435	—	14,671	2.3
West Virginia	2	14,340	—	—	—	—	—	—	14,340	2.2
Massachusetts	3	13,235	—	—	—	—	—	—	13,235	2.1
Idaho	3	1,730	9,182	—	—	289	—	—	11,201	1.8
North Carolina	1	9,759	—	—	—	—	—	—	9,759	1.5
California	3	4,636	—	—	—	—	—	—	4,636	0.7
Tennessee	1	4,535	—	—	—	—	—	—	4,535	0.7
Indiana	1	4,403	—	—	—	—	—	—	4,403	0.7
Georgia	2	3,936	—	—	—	—	—	—	3,936	0.6
Washington	1	—	—	182	—	—	—	—	182	0.0

Total	88	$459,994	$81,245	$24,094	$8,022	$998	$7,435	$61,630	$643,418	100.0%

See reporting definitions.	17

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - RENTAL INCOME
Three Months Ended June 30, 2011
(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Acute Care Hospital	Total	% of Total
New Hampshire	15	$1,638	$1,211	$327	$—	$—	$—	$—	$3,176	17.1%
Connecticut	10	2,164	426	—	72	—	—	—	2,662	14.3
Kentucky	15	1,953	353	116	—	—	—	—	2,422	13.0
Florida	5	1,919	—	—	—	—	—	—	1,919	10.3
Ohio	8	1,281	—	—	—	—	—	—	1,281	6.9
Montana	4	1,272	—	—	—	—	—	—	1,272	6.8
Texas	2	4	—	—	—	—	—	1,063	1,067	5.7
Colorado	2	809	—	—	—	—	—	—	809	4.4
Idaho	3	25	610	—	—	70	—	—	705	3.8
California	3	679	—	—	—	—	—	—	679	3.6
New Mexico	3	227	—	—	—	—	386	—	613	3.3
Oklahoma	5	432	128	—	—	33	—	—	593	3.2
West Virginia	2	339	—	—	—	—	—	—	339	1.8
North Carolina	1	283	—	—	—	—	—	—	283	1.5
Massachusetts	3	262	—	—	—	—	—	—	262	1.4
Rhode Island	2	203	—	—	—	—	—	—	203	1.1
Georgia	2	153	—	—	—	—	—	—	153	0.8
Tennessee	1	92	—	—	—	—	—	—	92	0.5
Indiana	1	54	—	—	—	—	—	—	54	0.3
Washington	1	—	—	44	—	—	—	—	44	0.2

Total	88	$13,789	$2,728	$487	$72	$103	$386	$1,063	$18,628	100.0%

		74.0%	14.6%	2.6%	0.4%	0.6%	2.1%	5.7%	100.0%

See reporting definitions.	18

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - RENTAL INCOME
Six Months Ended June 30, 2011
(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Acute Care Hospital	Total	% of Total
New Hampshire	15	$3,277	$2,421	$654	$—	$—	$—	$—	$6,352	17.6%
Connecticut	10	4,328	852	—	144	—	—	—	5,324	14.7
Kentucky	15	3,906	706	232	—	—	—	—	4,844	13.4
Florida	5	3,838	—	—	—	—	—	—	3,838	10.6
Ohio	8	2,561	—	—	—	—	—	—	2,561	7.1
Montana	4	2,544	—	—	—	—	—	—	2,544	7.0
Colorado	2	1,617	—	—	—	—	—	—	1,617	4.5
Idaho	3	51	1,221	—	—	140	—	—	1,412	3.9
California	3	1,358	—	—	—	—	—	—	1,358	3.8
New Mexico	3	454	—	—	—	—	772	—	1,226	3.4
Oklahoma	5	864	256	—	—	66	—	—	1,186	3.3
Texas	2	4	—	—	—	—	—	1,063	1,067	2.9
West Virginia	2	679	—	—	—	—	—	—	679	1.9
North Carolina	1	567	—	—	—	—	—	—	567	1.6
Massachusetts	3	523	—	—	—	—	—	—	523	1.4
Rhode Island	2	406	—	—	—	—	—	—	406	1.1
Georgia	2	305	—	—	—	—	—	—	305	0.8
Tennessee	1	185	—	—	—	—	—	—	185	0.5
Indiana	1	108	—	—	—	—	—	—	108	0.3
Washington	1	—	—	88	—	—	—	—	88	0.2

Total	88	$27,575	$5,456	$974	$144	$206	$772	$1,063	$36,190	100.0%

		76.2%	15.1%	2.7%	0.4%	0.6%	2.1%	2.9%	100.0%

See reporting definitions.	19

SABRA HEALTH CARE REIT, INC.
HISTORICAL SKILLED MIX AND OCCUPANCY PERCENTAGE

	Skilled Mix
	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010	Year Ended December 31,
					2010	2009
Skilled Nursing	42.4%	39.7%	41.6%	38.6%	39.3%	39.2%

	Occupancy Percentage
	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010	Year Ended December 31,
					2010	2009
Skilled Nursing	87.1%	88.4%	87.5%	89.0%	87.7%	89.7%
Multi-License Designation	88.7%	93.1%	89.4%	92.2%	91.5%	92.5%
Assisted Living	87.7%	86.4%	88.4%	87.2%	88.2%	91.3%
Mental Health	88.8%	78.9%	87.7%	79.5%	83.9%	81.5%
Independent Living	97.3%	80.3%	98.0%	80.3%	88.7%	79.4%
CCRC	82.5%	84.6%	83.1%	85.9%	85.5%	87.4%
Acute Care Hospital	75.6%	N/A	76.3%	N/A	N/A	N/A

Total	87.2%	88.8%	87.7%	89.2%	88.2%	90.0%

See reporting definitions.	20

SABRA HEALTH CARE REIT, INC.
PORTFOLIO LEASE EXPIRATIONS
June 30, 2011
(dollars in thousands)

	2011 - 2019	2020	2021	2022	2023	2024	2025	Thereafter	Total
Skilled Nursing
Properties	—	26	26	10	—	1	4	1	68
Annualized Revenues	$—	$21,155	$21,793	$6,633	$—	$1,776	$3,790	$1,284	$56,431
Multi-License Designation
Properties	—	1	4	2	—	—	3	—	10
Annualized Revenues	—	2,441	4,728	1,412	—	—	2,330	—	10,911
Assisted Living
Properties	—	1	1	2	—	—	1	—	5
Annualized Revenues	—	176	625	463	—	—	683	—	1,947
Independent Living
Properties	—	—	1	—	—	—	—	—	1
Annualized Revenues	—	—	287	—	—	—	—	—	287
Mental Health
Properties	—	2	—	—	—	—	—	—	2
Annualized Revenues	—	410	—	—	—	—	—	—	410
CCRC
Properties	—	1	—	—	—	—	—	—	1
Annualized Revenues	—	1,543	—	—	—	—	—	—	1,543
Acute Care Hospital
Properties	—	—	—	—	—	—	—	1	1
Annualized Revenues	—	—	—	—	—	—	—	6,593	6,593
Total

Properties	—	31	32	14	—	1	8	2	88

Annualized Revenues	$—	$25,725	$27,433	$8,508	$—	$1,776	$6,803	$7,877	$78,122

% of Revenue	—%	32.9%	35.1%	10.9%	—%	2.3%	8.7%	10.1%	100.0%

See reporting definitions.	21

SABRA HEALTH CARE REIT, INC.
ACTIVITY AFTER JUNE 30, 2011 - ACQUISITION OVERVIEW

Cadia Portfolio

• Acquisition Date:	August 1, 2011

• Purchase Price:	$97.5 million

• Investment Type:	Equity

• Number of Properties:	4	Available Beds	Facility Age (Years)
	Broadmeadow Healthcare	120	6
	Capitol Healthcare	120	15
	Pike Creek Healthcare	130	2
	Renaissance Healthcare	130	4
		500	6.8

• Property Type:	Skilled Nursing Facilities

• Facility EBITDAR(1) :	$13.7 million

• Facility EBITDARM(1) :	$16.7 million

• Facility EBITDAR Coverage:	1.61x

• Facility EBITDARM Coverage:	1.96x

• Annualized GAAP Rental Income:	$10.6 million

• Initial Cash Yield:	8.75%

(1)	Facility EBITDAR and Facility EBITDARM are for the 12 months ended June 30, 2011.

See reporting definitions.	22

SABRA HEALTH CARE REIT, INC.
ACTIVITY AFTER JUNE 30, 2011 - PRO FORMA INFORMATION
(in thousands, except share and per share data)

Note: The following pro forma information assumes the acquisitions of the Texas Regional Medical Center at Sunnyvale, Oak Brook Health Care Center, the Hillside Terrace Mortgage Note, the SNF Portfolio and the offering of 11.7 million shares that closed in August 2011 were completed as of January 1, 2011 (except for the pro forma calculations of Consolidated Tangible Net Worth, Total Debt/Asset Value, Secured Debt/Asset Value and Unencumbered Asset/Unsecured Debt, which assumes the acquisitions of Texas Regional Medical Center at Sunnyvale, Oak Brook Health Care Center and the SNF Portfolio occurred on June 30, 2011).

Pro Forma Net Income, FFO, AFFO, and Normalized AFFO

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Net income	$2,087	$3,335
Revenues - acquisitions	3,548	8,313
Depreciation and amortization - acquisitions (estimated)	(907)	(2,052)
Acquisition pursuit costs (estimated)	$(2,314)	$(2,314)
Pro Forma net income	$2,414	$7,282

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Pro Forma net income	$2,414	$7,282
Add:
Depreciation of real estate assets (estimated)	7,197	14,429
Pro Forma FFO	$9,611	$21,711
Straight-line rental income	(763)	(1,525)
Acquisition pursuit costs (estimated)	2,538	2,625
Stock-based compensation expense	1,335	2,478
Amortization of deferred financing costs	500	995
Pro Forma AFFO	$13,221	$26,284
Start-up costs	—	310
Pro Forma Normalized AFFO	$13,221	$26,594

Pro Forma net income per diluted common share	$0.07	$0.20

Pro Forma FFO per diluted common share	$0.26	$0.59

Pro Forma AFFO per diluted common share	$0.36	$0.71

Pro Forma Normalized AFFO per diluted common share	$0.36	$0.71

Weighted average number of common shares outstanding, diluted
Pro Forma net income and FFO	36,956,179	36,940,575
Pro Forma AFFO and Normalized AFFO	37,210,729	37,204,693
Pro Forma Debt Covenants

	Minimum	Maximum	Pro Forma
Credit Facility:
Consolidated Leverage Ratio		6.25x	4.59x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.69x
Consolidated Tangible Net Worth	$162.0		$430.5

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	40%
Secured Debt/ Asset Value		40%	16%
Unencumbered Assets/ Unsecured Debt	150%		238%
Minimum Interest Coverage	2.00x		2.97x

See reporting definitions.	23

SABRA HEALTH CARE REIT, INC.
ACTIVITY AFTER JUNE 30, 2011 - PRO FORMA INFORMATION

Pro Forma Liquidity (1)	$154,074

Pro Forma Revenue by Tenant

Revenue Concetration by Tenant	Pro Forma Revenue Concentration by Tenant

(1) Pro forma liquidity excludes estimated equity offering costs.

See reporting definitions.	24

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions.
Annualized Revenues. The annual straight-line rental revenues under leases. Annualized Revenues do not include tenant recoveries or additional rents.  The Company uses Annualized Revenues for the purpose of determining tenant concentrations and lease expirations.
Assisted Living Facility (“ALF”). A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.
Continuing Care Retirement Community (“CCRC”). A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.
EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.
Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.
Facility Age. Facility age represents the age of the facility based on the date built or the date renovated (if applicable).
Facility EBITDAR(M). Earnings before interest, taxes, depreciation, amortization, rent (“EBITDAR”) and management fees ("EBITDARM") for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses Facility EBITDAR(M) in determining Facility EBITDAR(M) Coverages. Facility EBITDAR(M) has limitations as an analytical tool. Facility EBITDAR(M) does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, Facility EBITDAR(M) does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators. However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management. The Company utilizes Facility EBITDAR(M) as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company and EBITDARM in particular to evaluate the core operations of the properties by eliminating management fees, which vary based on operator/tenant and its operating structure. All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes Facility EBITDAR(M) for a property if it was owned by the Company at any time during the period presented.
Facility EBITDAR(M) Coverage. Facility EBITDAR(M) for the trailing 12 month period prior to and including the period presented divided by the same period cash rent. Facility EBITDAR(M) coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR(M). All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears.

25

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and Adjusted Funds from Operations or AFFO (and related per share amounts) are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, and, for AFFO, by excluding non-cash revenues (including straight-line rental income adjustments and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently from the Company.
Independent Living Facility (“ILF”). A senior housing facility that predominantly consists of independent living units.
Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.
Licensed Beds/Units. Senior housing facilities are measured in units (e.g., studio, one or two bedroom units). Skilled nursing and mental health facilities are measured in licensed bed count. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.
Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per share as of a given period.
Mental Health Facility. Mental Health Facilities provide a range of inpatient and outpatient behavioral health services for adults and children through specialized treatment programs.
Multi-License Designation. A senior housing facility that provides two levels of care (i.e. skilled nursing and assisted living or assisted living and independent living) is classified by the Company as Multi-License Designation.
Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time start-up costs. The Company considers normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding one-time start-up costs. Normalized AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor does it purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of normalized AFFO may not be comparable to normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or Normalized AFFO differently from the Company.
Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated based on available beds and units. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes the occupancy percentage for a property if it was owned by the Company at any time during the period presented.

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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at skilled nursing facilities divided by the total revenues at skilled nursing facilities for any given period. All facility financial performance data were derived solely from information provided by the Company's tenants without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes skilled mix for a property if it was owned by the Company at any time during the period presented.
Skilled Nursing Facility (“SNF”). Skilled nursing facilities provide services that include daily nursing, therapeutic rehabilitation, social services, housekeeping, nutrition and administrative services for individuals requiring certain assistance for activities in daily living.
Total Debt. The carrying amount of the Company’s secured revolving credit facility, senior unsecured notes, and mortgage indebtedness, as reported in the Company’s consolidated financial statements.
Total Secured Debt. Mortgage and other debt secured by real estate.

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